JMB TRANSACTION AGREEMENT


          JMB TRANSACTION AGREEMENT, dated as of November 21, 1996, by and among WORLD FINANCIAL PROPERTIES, L.P., a Delaware limited partnership (together with its successors and assigns, the "Partnership"), WORLD FINANCIAL PROPERTIES, INC., a Delaware corporation and the managing general partner of the Partnership (together with its successors and assigns, "GP Corp."), JMB/245 PARK AVENUE ASSOCIATES, LTD., an Illinois limited partnership (together with its successors and assigns, "JMB"), JMB 245 PARK AVENUE HOLDING COMPANY, LLC, a Delaware limited liability company (together with its successors and assigns, "JMB Partner"), BATTERY PARK HOLDINGS, INC., a Delaware corporation (together with its successors and assigns, "BPHI"), EMERALD LP HOLDINGS, INC., a Delaware corporation (together with its successors and assigns, "Citibank Partner"), CANADIAN IMPERIAL BANK OF COMMERCE, a banking institution organized under the laws of Canada (together with its successors and assigns, "CIBC Partner") and WFP HOLDINGS LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, "Dragon Partner").


                       R E C I T A L S :


          A. In furtherance of the consummation of the transactions contemplated in the Plan (as hereinafter defined), the Partnership has been formed pursuant to that certain amended and restated agreement of limited partnership, dated as of the date hereof (the "WFP Partnership Agreement"), by and among GP Corp., JMB Partner, BPHI, Olympia & York Tower B Company (together with BPHI, "BPHI Partner"), CIBC Partner, Citibank Partner, Dragon Partner and certain other Persons (as hereinafter defined) identified therein, as limited partners.

          B. In accordance with the provisions of the Plan, JMB Partner has received and holds that number of Class A Units
(as hereinafter defined) as is contemplated in the Plan to be issued to JMB Partner.

          C. JMB is the managing member of JMB Partner and Controls (as hereinafter defined) JMB Partner.





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            D.    The parties are executing and delivering this
agreement to provide certain rights to, and impose certain obligations on, JMB Partner as contemplated in Sections 15.8.1 and 18.13 of the Plan, and to provide to the other parties hereto, among other things, the right of first offer set forth herein with respect to the Class A Units held by JMB Partner and the releases and indemnities herein set forth.


                            A G R E E M E N T :


            The parties agree as follows:


            SECTION 1. Definitions. As used in this agreement, each capitalized term not otherwise defined herein shall have the meaning given such term in the WFP Partnership Agreement
(as in effect on the date hereof).

            SECTION 2. Transfers of Class B Units. (a) Each party to this agreement that is a Founding Limited Partner on the date hereof shall assign to JMB Partner, effective immediately preceding each conversion of any Class B Units to Class A Units pursuant to Article 5 of the WFP Partnership Agreement, its Ratable Percentage (as defined below), determined as of the date hereof, of the JMB Unit Amount (as defined below) in respect of such conversion. The documentation to effect each such assignment shall be in form reasonably acceptable to the transferring parties and to JMB Partner. All Class B Units so assigned to JMB Partner shall be free and clear of any claims or security interests of any Person (and each instrument of assignment shall contain a warranty to such effect by the applicable transferor parties).

            (b) Each party to this agreement that is a Founding Limited Partner on the date hereof agrees to retain and not Transfer sufficient Class B Units (or make other arrangements with respect thereto as shall be approved by JMB Partner in its reasonable discretion) to enable such Founding Limited Partner to perform, when due, its obligations under this Section 2; provided, however, that no such approval of JMB Partner shall be required if, upon any Transfer by a Founding Limited Partner that otherwise would violate the provisions of this subsection
(b), the transferee of such Founding Limited Partner assumes the obligations of its transferor pursuant to the provisions of subsection 2(a) above.

            (c)  "Ratable Percentage" means, as to each Founding
Limited Partner, at any time, the quotient obtained by dividing



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(i) the number of Class A Units then owned by such Founding
Limited Partner by (ii) the total number of Class A Units then owned by all Founding Limited Partners.

            (d) "JMB Unit Amount" means, in respect of each conversion of Class B Units to Class A Units pursuant to the provisions of Article 5 of the WFP Partnership Agreement, that number of Class B Units as is equal to the product of (i) the total number of Class B Units so to be converted in such conversion and (ii) a fraction the numerator of which is the JMB Class A Unit Amount in respect of such conversion and the denominator of which is the total number of Class A Units to be issued in respect of such conversion.

            (e) "JMB Class A Unit Amount" means, in respect of each conversion of Class B Units to Class A Units pursuant to the provisions of Article 5 of the WFP Partnership Agreement, that number of Class A Units as is equal to the JMB Total Unit Amount as of the date of such conversion reduced by the total of the JMB Class A Unit Amounts in respect of all conversions of Class B Units to Class A Units that occurred prior to such conversion, if any.

            (f) "JMB Total Unit Amount" means, in respect of each conversion of Class B Units to Class A Units pursuant to the provisions of Article 5 of the WFP Partnership Agreement, the quotient obtained by dividing (A) the Initial Unit Value into (B) the product of (x) 5.61534% and (y) positive difference, if any, between (1) the sum of the amounts of Net SF Cash and the Net MCJV Proceeds (to the extent each such amount has been determined under Article 5 of the WFP Partnership Agreement and, as of the date of such conversion, realized by the Partnership) and (2) $11,653,000.

            SECTION 3. Right of First Offer. (a) JMB shall not cause or permit JMB Partner to, and JMB Partner shall not, make or permit to occur any Transfer of any of its Class A Units or make or respond to any offers to do so except in compliance with the provisions of this Section 3.

            (b) JMB and JMB Partner may make or permit to occur any Transfer of all or any portion of the Class A Units issued to JMB Partner to (i) any Person in connection with a registered public offering made pursuant to the provisions of the registration rights agreement, dated as of the date hereof, relating to the Class A Units, (ii) any Wholly Owned Affiliate of JMB or JMB Partner or any JMB Controlled Affiliate or (iii) its constituent members (on a ratable basis); provided, however, that no such Transfer shall be consummated (A) except in compliance with all applicable provisions of Article 9 of



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the WFP Partnership Agreement and (B) in the case of such a
Transfer by JMB Partner described in clauses (ii) or (iii) above, unless such Wholly Owned Affiliate, JMB Controlled Affiliate or each such member (other than any member Controlled by the Partnership) shall have executed and delivered to each of the parties to this agreement (other than JMB or JMB Partner) a written instrument pursuant to which such Wholly Owned Affiliate, JMB Controlled Affiliate or member assumes (in respect of the Class A Units Transferred to it) all the obligations of JMB Partner under this Section 3 and Section 10 of this agreement. In addition, if JMB Partner shall have made a Transfer of Class A Units of the character described in clause (iii) above to JMB in compliance with all applicable provisions of this agreement and Article 9 of the WFP Partnership Agreement, JMB may Transfer all or part of such Class A Units to its constituent partners (on a ratable basis and without requiring such Partners to deliver the instrument described in clause (B) above); provided, however, that any such Transfer shall be made only in compliance with all applicable provisions of Article 9 of the WFP Partnership Agreement.

            (c) If JMB Partner shall determine to offer to make any Transfer (other than a Transfer by JMB or JMB Partner of the character described in subsection 3(b) above) of any Class A Units or to respond to any offer received by it with respect thereto, it shall first give each of the Founding Limited Partners a notice (an "Offer Notice") specifying
(i) the number of Class A Units it desires to Transfer,
(ii) the date (which shall be at least thirty-one (31) days after the date of the Offer Notice) on which such Transfer is contemplated to occur, (iii) the purchase price per Class A
Unit (the "Unit Price") that JMB Partner is willing to accept for Transfer of such Class A Units and (iv) if JMB Partner is willing to provide any purchase money financing in respect of such Transfer, the terms thereof that would be acceptable to JMB Partner. Each Founding Limited Partner shall have the right (the "First Offer Right"), exercisable by written notice (each, an "Exercise Notice") to JMB Partner (a copy of which shall be provided concurrently to each other Founding Limited Partner) given not later than fifteen (15) days after the effective date under Section 19 hereof of the Offer Notice, to purchase from JMB Partner its Ratable Percentage of the Class A Units identified in the Offer Notice for the Unit Price set forth in the Offer Notice; provided, however, that if any Founding Limited Partner shall fail or decline to exercise the First Offer Right for its full Ratable Percentage of the Class A Units identified in the Offer Notice, the First Offer Right in respect of the portion thereof not so exercised may be exercised by the other Founding Limited Partners (on a ratable



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basis or such other basis as they shall agree) by the sending of an additional Exercise Notice to JMB Partner within thirty
(30) days after the effective date under Section 19 hereof of the Offer Notice as against all Founding Limited Partners.

            (d) If the Founding Limited Partners shall not have given Exercise Notices in respect of all of the Class A Units identified in the Offer Notice within such thirty (30) day period, JMB Partner shall thereafter have the right to Transfer all such Class A Units to any Person for cash or on the financing terms, if any, specified in the Offer Notice, at a purchase price per Class A Unit of not less than 95% of the Unit Price set forth in the Offer Notice, provided such sale shall be consummated not later than one hundred twenty (120) days following the effective date under Section 19 hereof of the Offer Notice as against all Founding Limited Partners.

            (e) The closing of any Transfer to the Founding Limited Partners pursuant to the provisions of this Section 3 shall take place at the office of JMB Partner in Chicago, Illinois, or such other place in Chicago, Illinois, or New York City as shall be designated by JMB Partner on a date not later than the date set forth in the Offer Notice as the anticipated closing date. At such closing, JMB Partner shall deliver or cause to be delivered to each of the applicable purchasers, against receipt (by delivery of immediately available funds) of the purchase price owing to JMB Partner hereunder, an instrument in form reasonably acceptable to such purchaser assigning to such purchaser all JMB Partner's rights in and to the Class A Units specified in the Exercise Notice or Exercise Notices of such purchaser. Any and all transfer or similar taxes in respect of such transfer shall be paid by JMB Partner. All Class A Units so transferred by JMB Partner shall be free and clear of any claims or security interests of any Person (and the instrument of assignment shall contain a warranty to such effect by JMB Partner).

            (f) Notwithstanding anything to the contrary herein contained, no term or provision of this Section 3 that may be or become inconsistent with the provisions of Section 9-1.1 of the Estates, Powers and Trusts Law of the State of New York, or any successor statute thereto in effect during the term of this agreement, shall be operative following twenty-one years after the death of the last to die of those descendants of John D. Rockefeller, Sr., in being on the date of this agreement.

            SECTION 4. Restriction on Sale of the 245 Park Property. (a) Without the written consent of JMB Partner (which may be withheld in JMB Partner's sole discretion), the Partnership shall not cause or permit the sale or other similar



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conveyance of 245 Park Avenue prior to January 2, 2000;
provided, however, that no such consent shall be required for any such sale or conveyance (i) pursuant to the foreclosure of any indebtedness or other obligations secured by 245 Park Avenue, (ii) resulting from any condemnation or failure to restore 245 Park Avenue following a casualty loss thereat or other involuntary act or transfer, (iii) that is involuntary in nature, whether similar or dissimilar to the matters specified in clause (i) or (ii) above, or (iv) if the Partnership shall have received the written opinion of an independent investment bank of national reputation that such a sale or conveyance is the most appropriate business strategy for the Partnership to pursue to raise funds in an amount sufficient (but not greater than the amount necessary) to avoid an imminent default or cure an existing default on any indebtedness secured by a Core Property or other material asset of the Partnership or a Person Controlled by it. Within three (3) days after the passage of any resolution of the Board of Directors of GP Corp. or other official determination of the Partnership to exercise its rights under the provisions of clause (iv) of this subsection 4(a), the Partnership shall give a written notice to JMB setting forth in reasonable detail a description of the facts relating to the applicable default or imminent default and the identity of the investment bank selected by the Partnership to advise it in connection therewith; provided, however, that no such sale or conveyance of 245 Park Avenue pursuant to the provisions of such clause (iv) may be consummated prior to the date that is ten (10) days after the date of such written notice to JMB. JMB shall keep confidential all information provided to it under the provisions of this subsection and shall not disclose any such information to any Person except as may be required by applicable law or to enforce its rights under this agreement.

            (b)  The provisions of subsection (a) of this
Section 4 shall terminate and be of no further force or effect upon the earlier of (i) the transfer by JMB of at least 95% of its interest in JMB Partner or by JMB Partner of its Class A Units resulting in a direct or indirect beneficial ownership by JMB and all JMB Controlled Affiliates of a number of Class A Units representing less than 5% of the total number of Class A Units issued to JMB Partner on the date hereof (any such Transfer, a "Disqualifying Transfer") and (ii) such time as the Partnership shall have received, in connection with any proposed offering or placement of equity securities of the Partnership providing for a gross sales price of not less than $100,000,000, a written opinion of a financial advisor retained by the Partnership to market such equity securities (and approved or deemed approved by JMB Partner pursuant to subsection (c) below) expressing its reasonable determination



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that the consent rights set forth in subsection (a) above would result in a diminution in the gross amount of proceeds that otherwise could reasonably be expected to be received in respect of such offering or placement (in a public or private transaction) of three percent (3%) or more of the amount of such gross proceeds.

            (c) To obtain the approval (or deemed approval) of JMB Partner to any independent investment and financial advisor contemplated in the immediately preceding subsection (b) or in subsection 6(a) hereof, the Partnership shall give written notice (an "Approval Notice") of the identity of such advisor to JMB Partner. In the event such advisor shall be unacceptable to JMB Partner, JMB Partner shall so advise the Partnership in writing (giving a reasonably detailed statement of the reasons therefor) within ten (10) days of receipt of such notice, in which event the Partnership may propose another advisor for approval in the same manner as set forth above or pursue any remedies it may have against JMB Partner for failure to act reasonably in not granting such approval. If JMB Partner shall fail to respond to any Approval Notice within the ten (10) day period referred to above, the independent investment and financial advisor identified therein shall be deemed approved by JMB Partner for all purposes of this agreement. JMB Partner shall not in any event unreasonably withhold approval of any financial advisor identified in an Approval Notice.

            SECTION 5. Board Proceedings. GP Corp. shall cause to be provided to JMB, substantially contemporaneously with distribution of copies thereof to members of its board of directors (but in no event later than three (3) days after such distribution), copies of all minutes of the meetings of such board and copies of all resolutions thereof passed by written consent. JMB shall treat all such materials as confidential and shall not distribute any thereof or otherwise disclose any information therein except as may be required to comply with applicable law; provided, however, that prior to any distribution or disclosure thereof, JMB shall cooperate with GP Corp. to obtain an appropriate protective order relating thereto.

            SECTION 6. Reduction of Indebtedness. (a) Without the written consent of JMB Partner (which consent may be withheld in JMB Partner's sole and absolute discretion), the Partnership shall not cause or permit the aggregate amount of indebtedness secured by 245 Park Avenue (so long as the Partnership shall own 245 Park Avenue) to be reduced below $145,000,000 prior to January 2, 2003; provided, however, that no such consent shall be required for any such reduction of



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such indebtedness occurring on or after January 2, 1999 if
(i) such reduction does not exceed the Maximum Reduction Amount (as defined below) and (ii) at such time (A) the Partnership is raising capital through the sale of new equity interests and the purchaser or purchasers thereof require as a condition to the purchase of such equity interests that the indebtedness secured by 245 Park Avenue be reduced below $145,000,000 by a dollar amount specified in writing by such purchaser or purchasers (the "Maximum Reduction Amount"), and (B) the reduction of such indebtedness by the Maximum Reduction Amount, taking into account the prepayment penalties, if any, on all the existing debt obligations secured by 245 Park Avenue, will result in materially better terms (as reasonably determined by an independent investment and financial advisor selected by the Partnership and approved or deemed approved by JMB Partner in accordance with the provisions of subsection 4(c) hereof) for such equity sale than if the indebtedness secured by 245 Park Avenue were not so reduced (each such equity sale, a "Qualifying Equity Sale").

            (b) If the indebtedness secured by 245 Park Avenue is to be reduced below $145,000,000 in accordance with a Qualifying Equity Sale, the Partnership shall not consummate or permit the consummation of such Qualifying Equity Sale unless
(i) the Partnership arranges for the purchase, and offers to JMB Partner the right to sell, all (or at JMB's election, any part) of JMB Partner's Class A Units at a gross price per Class A Unit that is equivalent to the gross price at which the Partnership is selling its new equity securities and
(ii) either (A) JMB Partner declines to sell any of such Class A Units or (B) the Qualifying Equity Sale actually closes for the purchase and sale of Class A Units that JMB Partner has elected to sell.

            (c) The preceding provisions of this Section 6 shall expire and be of no further force or effect whatsoever upon the first to occur of (i) any sale or other similar conveyance of 245 Park Avenue by the Partnership or Persons Controlled by it that does not violate the provisions of Section 4 above, (ii) any Disqualifying Transfer and (iii) January 2, 2003.

            SECTION 7. JMB Payments. The Partnership shall pay to JMB, for a period of sixty (60) months commencing with the month following the month of execution of this agreement, a monthly payment in arrears in an amount equal to one-third of the property management fees for 245 Park Avenue that are actually payable to the Partnership or its designee pursuant to the provisions of the loan instruments evidencing the indebtedness secured by 245 Park Avenue or otherwise (the "JMB/245 Park Payments"); provided, however, that the JMB/245



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Park Payments shall not, in any twelve month period be less than $400,000 or greater than $600,000; and provided, further, that the JMB/245 Park Payments shall not, in the aggregate for such sixty (60) month period, be less than $2,300,000. The JMB/245 Park Payment in respect of each month shall be due and payable (in immediately available funds) on the first day of the immediately succeeding month. All such payments shall be paid to JMB at its address set forth in Section 19 hereof. All JMB/245 Park Payments shall be due and payable without defense or counterclaim of any kind. Without limiting the generality of the foregoing, the JMB/245 Park Payments shall be payable in any and all events even if, for any reason, the Partnership or its designee does not actually receive the property management fees, if any, payable to the Partnership as referred to in the first sentence of this Section 7.

            SECTION 8. Professional Costs. Contemporaneously with the execution of this agreement, JMB shall be reimbursed by the Partnership for up to $375,000 of its out-of-pocket costs and expenses actually incurred in implementing the transactions contemplated by Sections 15.8.1 and 18.13 of the Plan (including the reasonable fees and expenses of legal and accounting professionals).

            SECTION 9. Releases. In addition to the releases provided in Section 24 of the Plan, contemporaneously with the execution and delivery of this agreement, JMB and certain of its Affiliates, on the one hand, and the O&Y Affiliates (as defined in the Plan), on the other hand, shall each execute and deliver mutual releases (each, a "Release") of certain of their respective claims against the others. Such Releases shall be in the forms annexed as Exhibit A and Exhibit B hereto, respectively.

            SECTION 10. Selection of Director. (a) Within thirty (30) days after the execution and delivery of this agreement, GP Corp. shall send a Designation Notice (as defined below) to JMB Partner and JMB Partner shall (in the manner set forth below) consent to the election of one of the three (3) Independent Persons (as defined below) named therein to serve as one of the directors of GP Corp. (the "JMB-Approved Director"). So long as JMB Partner shall be a general partner of the Partnership, JMB Partner shall have the right, from time to time, to consent (in the manner set forth below) to the selection of an Independent Person to serve as the JMB-Approved Director. Within thirty (30) days after each Replacement Date (as defined below), GP Corp. shall give written notice (a "Designation Notice") to JMB Partner setting forth the names of not less than three (3) Independent Persons who are eligible to act as a JMB-Approved Director. JMB Partner's consent rights



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under this Section shall be exercised in a written notice given to GP Corp. not later than fifteen (15) days after the date that JMB Partner shall receive any Designation Notice. In such notice, JMB Partner shall specify which one of the Persons identified in the Designation Notice to whom it consents to serve as the JMB-Approved Director. Upon any failure by JMB Partner to respond to a Designation Notice within such fifteen
(15) day period or, upon responding, in the case of any failure to consent to one of the Persons identified in the Designation Notice, GP Corp. shall have the right to select the JMB-Approved Director from among such Persons (or any other Person mutually acceptable to JMB Partner and the Board of Directors of GP Corp.). Promptly following notice that any Person constituting a JMB-Approved Director has ceased to be an Independent Person, GP Corp. shall cause the removal of such Person as a director of GP Corp.; provided, however, that nothing set forth in this Section 10 shall be construed to give JMB Partner any right to remove the JMB Director or to limit or impair the right of any other Person to remove any director of GP Corp. in accordance with the provisions of the By-laws of GP Corp.

            (b) "Independent Person" means a natural Person who is not (i) a director, officer or employee of or subject to control by any of Citibank Partner, CIBC Partner, BPHI Partner, Dragon Partner or any Affiliate of any thereof, (ii) an officer or employee of GP Corp., the Partnership or any Person Controlled by GP Corp. or the Partnership or (iii) the legal or beneficial owner of any equity interest in or debt securities convertible into or exchangeable for any equity interest in GP Corp. or any Person Controlled by GP Corp.

            (c) "Replacement Date" means, with respect to any Person constituting a JMB-Approved Director, any date that
(i) GP Corp. first becomes aware that such Person has ceased to be an Independent Person, (ii) such Person dies or is incapacitated or declared incompetent, (iii) the resignation of such Person as a director of GP Corp. becomes effective,
(iv) such Person is removed as a director of GP Corp. or
(v) such Person's term as a director of GP Corp. expires for any reason other than those described in clauses (i) through
(iv) above.

            SECTION 11.  Representations and Warranties.
(a) Each of JMB and JMB Partner jointly and severally represents and warrants to each of the other parties hereto that (i) each of the Release executed by it, this agreement and the WFP Partnership Agreement has been duly and validly authorized, executed and delivered by it and represents its binding obligation, enforceable against it in accordance with



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its terms, (ii) neither JMB nor JMB Partner is, or, upon the execution and delivery by JMB Partner of the WFP Partnership Agreement and this agreement, will be an "investment company" as defined in, or subject to regulation under, or is required to register under, the Investment Company Act of 1940, as amended, and (iii) the execution, delivery and performance by it of each of such Release, this agreement and the WFP Partnership Agreement does not breach or violate any obligation or instrument to which JMB or JMB Partner is a party or the organizational documents of JMB or JMB Partner or any applicable law, statute or regulation binding on JMB or JMB Partner or their respective assets.

            (b) Each party hereto other than JMB and JMB Partner, severally and not jointly, represents and warrants to each of JMB and JMB Partner that (i) each of this agreement and the WFP Partnership Agreement has been duly and validly authorized, executed and delivered by it and represents its binding obligation, enforceable against it in accordance with its terms, (ii) such party is not and, upon the execution and delivery by it of the WFP Partnership Agreement and this agreement, will not be an "investment company" as defined in, or subject to regulation under, or required to register under, the Investment Company Act of 1940, as amended, and (iii) the execution,delivery and performance by it of each of this agreement and the WFP Partnership Agreement does not breach or violate any obligation or instrument to which it is a party or its organizational documents or any applicable law, statute or regulation binding on it or its assets.

            (c) The representations and warranties set forth in this Section 11 shall not survive the execution and delivery of this agreement and the WFP Partnership Agreement.

            SECTION 12. Entire Agreement. This agreement and the other agreements executed and delivered pursuant to the Plan contain the entire agreement among the parties and supersede all prior written or oral agreements among them respecting the subject matter hereof. Without limiting the generality of the immediately preceding sentence, in the event of any inconsistency between the Plan and this agreement, the provisions of this agreement shall govern.

            SECTION 13. Headings. The section headings and paragraph titles of this agreement are for convenience of reference only and shall not be deemed to be part of this agreement or otherwise define, limit or extend the scope or intent of any provision hereof.





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            SECTION 14.  Governing Law.  This agreement shall be
governed by and construed in accordance with the law of the State of New York without regard to principles of conflicts of laws.

            SECTION 15. Amendment. This agreement may not be amended, modified or supplemented and no waivers of or consents to departures from the provisions hereof may be given unless consented to in writing by all the parties sought to be bound thereby. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

            SECTION 16. Binding Agreement. This agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, executors, personal representatives, successors and assigns.

            SECTION 17. Counterparts and Effectiveness. This agreement may be executed in several counterparts, which shall be treated as originals for all purposes, and all as so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all the parties are not signatory to the same counterpart. The execution and delivery of this agreement by facsimile shall be valid and binding for all purposes.

            SECTION 18. Waiver of Trial by Jury. Each party hereto, by its execution and delivery of this agreement, waives any and all rights it may have to trial by jury of any matter, cause, dispute or other claim arising under this agreement.

            SECTION 19.  Notices.  All notices and other
communications provided for herein shall be dated and in writing and shall be deemed to have been duly given and effective three (3) Business Days after mailing, if sent by registered or certified mail, return receipt requested, postage prepaid, and when received, if delivered otherwise (including by facsimile), to the party to whom it is directed:













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            (a)  If to any of the Partnership, BPHI or GP Corp.,
to it at the following address:

                  One Liberty Plaza
                  New York, New York  10006
                  Attention:

                  with a copy to:

                  Cahill Gordon & Reindel
                  80 Pine Street
                  New York, New York  10005
                  Attention:  Richard J. Sabella, Esq.

            (b)  If to JMB, to it at the following address:

                  900 North Michigan Avenue
                  19th Floor
                  Chicago, Illinois  60611
                  Attention:  Stuart C. Nathan
                                Gary Nickele, Esq.

                  with a copy to:

                  Mayer, Brown & Platt
                  190 South LaSalle Street
                  Chicago, Illinois  60603
                  Attention:  Martin Rosenstein, Esq.

            (c) If to JMB Partner, to it at the following address:

                  900 North Michigan Avenue
                  19th Floor
                  Chicago, Illinois  60611
                  Attention:  Stuart C. Nathan
                                Gary Nickele, Esq.

                  with a copy to:

                  Pircher, Nichols & Meeks
                  1999 Avenue of the Stars
                  Suite 2600
                  Los Angeles, CA  90067
                  Attention:  Real Estate Notices

            (d) If to Citibank Partner, to it at the following address:

                  Citibank, N.A.
                  599 Lexington Avenue
                  25th Floor
                  New York, New York  10022
                  Attention:  James Huddleston
                                Wendy Silverstein

                  with a copy to:

                  Shearman & Sterling
                  599 Lexington Avenue
                  New York, New York  10022
                  Attention:  George Wade, Esq.

            (e) If to CIBC Partner, to it at the following address:

                  Canadian Imperial Bank of Commerce
                  Commerce Court West, 6th Floor
                  Toronto, Ontario
                  CANADA  M5L 1A2
                  Attention:  Mr. Brian T. McDonough

                  with a copy to:

                  Sidley & Austin
                  875 Third Avenue
                  New York, New York  10022
                  Attention:  James D. Johnson, Esq.

            (f) If to Dragon Partner, to it at the following address:

                  c/o Concord Property and
                   Finance Co., Ltd.
                  China  Building, 21st Floor
                  No. 29 Queen's Road Central
                  Hong Kong
                  Attention:  Mr. Frank J. Sixt

                  with a copy to:

                  Coudert Brothers
                  The Grace Building
                  1114 Avenue of the Americas
                  New York, New York  10036
                  Attention:  Gerard V. Hannon, Esq.

or at such other address as such party shall have specified by notice in writing to the other parties hereto in accordance with the provisions of this Section 19.

            SECTION 20.  Invalidity of Provisions.  The
invalidity or unenforceability of any provision of this agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this agreement in that jurisdiction or the validity or enforceability of this agreement, including that provision, in any other jurisdiction.

            IN WITNESS WHEREOF, each of the undersigned has signed this agreement as set forth below to be effective as of the date first above written.

                               JMB/245 PARK AVENUE ASSOCIATES, LTD.


                               By: JMB PARK AVENUE, INC., a general
                                     partner


                               By: ___________________________
                                   Name:
                                   Title:


                               JMB 245 PARK AVENUE HOLDING
                                 COMPANY, LLC

                               By: JMB/245 PARK AVENUE ASSOCIATES,
                                     LTD., its managing member

                               By: JMB PARK AVENUE, INC., a
                                    general partner


                               By:
                                   Name:
                                   Title:


                               WORLD FINANCIAL PROPERTIES, L.P.

                               By: WORLD FINANCIAL PROPERTIES, INC.,
                                    its general partner


                               By:
                                   Name:
                                   Title:


                               BATTERY PARK HOLDINGS INC.


                               By:
                                   Name:
                                   Title:

                               CANADIAN IMPERIAL BANK
                                 OF COMMERCE


                               By:
                                   Name:
                                   Title:


                               By:
                                  Name:
                                  Title:


                               WFP HOLDINGS LIMITED PARTNERSHIP

                               By:  WFP CORP., its general partner


                               By:
                                   Name:
                                   Title:


                               EMERALD LP HOLDINGS, INC.


                               By:
                                   Name:
                                   Title:

                                                                  EXHIBIT A


                                 RELEASE


            RELEASE, made as of November 21, 1996, by JMB/245 PARK AVENUE ASSOCIATES, LTD., an Illinois limited partnership (together with its successors and assigns, "JMB") and JMB 245 PARK AVENUE HOLDING COMPANY, LLC, a Delaware limited liability company (together with its successors and assigns, "JMB Partner") in favor of THE O&Y AFFILIATES SET FORTH ON SCHEDULE I ATTACHED HERETO AND THE OTHER RELEASEES (as hereinafter defined).


                             R E C I T A L S:

            A. In furtherance of the consummation of the transactions contemplated in the Third Amended Joint Plan of Reorganization of Olympia & York Realty Corp., et al., Chapter 11 case number 92 B 42698 (JLG) (jointly administered), dated as of September 12, 1996 and confirmed by the United States Bankruptcy Court for the Southern District of New York on September 20, 1996 (as such Plan may be amended from time to time, the "Plan"), World Financial Properties, L.P., a Delaware limited partnership (the "Partnership"), has been formed pursuant to that certain amended and restated agreement of limited partnership, dated as of November 21, 1996 (the "WFP Partnership Agreement").

            B.    Pursuant to that certain JMB Transaction
Agreement (the "JMB Transaction Agreement"), dated as of
November 21, 1996, among JMB, JMB Partner, the Partnership, and certain other parties, the parties thereto have set forth certain agreements contemplated in the Plan.

            C. This instrument is being executed and delivered pursuant to the provisions of Section 9 of the JMB Transaction
Agreement.


                            A G R E E M E N T:

            NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, JMB and JMB
Partner hereby agree as follows:

            1. Release. JMB and JMB Partner hereby forever release and discharge (a) the O&Y Affiliates, (b) the respective successors, predecessors, assignors or assignees of any of the foregoing, in their capacity as such, (c) all current or former stockholders, partners or owners of any of the foregoing, in their capacity as such, and (d) all current and former officers, directors, trustees, employees, agents, attorneys, accountants, financial advisors, investment bankers, appraisers, advisors and engineers of any of the foregoing, in their capacity as such (collectively, the "Releasees"), in each case of and from any and all claims or demands of whatsoever nature relating to the property known as 245 Park Avenue, New York, New York or to the partnership known as 245 Park Avenue Company, including, without limiting the generality of the foregoing, any and all manner of actions, causes of action, suits, debts, dues, sums of money, accounts, contracts, claims, third-party claims, cross-claims, counter-claims, demands, agreements, controversies, judgments, damages, liabilities, promises, variances, reckonings, bonds, bills, specialities, covenants, liens, encumbrances, trespasses, leases, subordinations, security interests, duties and obligations of any nature whatsoever, whether present or future, whether known or unknown, whether suspected or unsuspected, whether liquidated or unliquidated, whether matured or unmatured, whether direct, indirect, or derivative, whether fixed or contingent, whether secured or unsecured, and whether or not the same are based upon violation of any law or regulation, or otherwise in law, admiralty, equity, or bankruptcy, which JMB or JMB Partner or any heirs, administrators, executors, successors or assigns or anyone claiming in a derivative capacity from, through or under JMB or JMB Partner or any of the foregoing, ever jointly or individually had, now has or have, or hereafter can, shall or may have against any Releasee, for, on or by reason of any matter, cause or thing whatsoever relating to the property known as 245 Park Avenue, New York, New York or to the partnership known as 245 Park Avenue Company; provided, however, that the foregoing provisions of this instrument shall not be construed to release or otherwise affect any Claims (as defined in the Plan) or interests in connection with the transactions contemplated by the Plan, including, without limitation, any rights of the undersigned under the Partnership Agreement or the JMB Transaction Agreement or the registrations rights agreement dated as of November 20, 1996 and relating to certain interests in the Partnership; and provided, further, that the Releasees shall not include (i) any and all Reichman Entities (as defined in the Plan), (ii) Coopers & Lybrand OYDL, (iii) Olympia & York (U.S.) Holdings Company, (iv) O&Y 25 Realty Company, and
(v) O&Y 25 Realty Company, L.P.

            2. Severability. In case any one or more of the provisions contained in this instrument shall be found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, and this instrument shall continue in full force and effect in accordance with its remaining terms.

            3. Governing Law. This instrument shall be governed by and construed and enforced in accordance with, the laws of the State of New York without regard for principles of conflicts of laws.

            4. Entire Agreement; Amendments. This instrument constitutes the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral, between the parties, and cannot be changed or modified unless in writing and signed by the parties hereto.

            5. Waiver. No term or provision hereof shall be deemed waived and no breach excused unless such waiver or consent shall be in writing and signed by the party claimed to have waived or consented.

            6. Headings. The headings used in this instrument are inserted as a matter of convenience and for reference purposes only, are of no binding effect, and in no respect define, limit or describe the scope of this instrument or the intent of this instrument.

            IN WITNESS WHEREOF, each of the undersigned has signed this instrument as set forth below to be effective as of the date first above written.

                               JMB/245 PARK AVENUE ASSOCIATES, LTD.


                               By: JMB PARK AVENUE, INC.,
                                   a general partner


                               By:
                                   Name:
                                   Title:


                               JMB 245 PARK AVENUE HOLDING
                                   COMPANY, LLC

                               By: JMB/245 PARK AVENUE ASSOCIATES,
                                   LTD., its managing member

                               By: JMB PARK AVENUE, INC.,
                                   a general partner


                               By:
                                   Name:
                                   Title:

                               WORLD FINANCIAL PROPERTIES, L.P.

                               By: WORLD FINANCIAL PROPERTIES, INC.,
                                   its general partner


                               By:
                                   Name:
                                   Title:

                                SCHEDULE I


               O&Y Affiliates means the following entities:

1.    Amland Properties Corp.
2.    Olympia & York and Andrews Associates Venture
3.    Baden Real Estate Corp.
4.    Brunswash Development Corporation
5.    Olympia & York Bryan Holding Company
6.    Cabot Estate Development Company
7.    Olympia & York Cherry Creek Company
8.    Chicago-Superior Associates
9.    Olympia & York Co., Inc.
10.   Olympia & York Colorado Development Corp.
11.   Olympia & York Communications, Inc.
12.   Olympia & York Companies (U.S.A.), Inc.
13.   O&Y Concord 60 Broad Street Company
14.   O&Y Construction Corp.
15.   Olympia & York Cypress Corp.
16.   O&Y Cypress Florida Inc.
17.   O&Y Dalland Corp.
18.   Olympia & York Denver Properties Corp.
19.   Devco - 11601-A, L.P.
20.   Devco - 11601-B, L.P.
21.   Dev GP 53 Holding Corp.
22.   O&Y Devcon, Inc.
23.   O&Y Development Holding Corp.
24.   Olympia & York Development (Seattle) Company
25.   O&Y Equity (Canada) Ltd.
26.   O&Y Equity Company, L.P.
27.   O&Y Equity General Partner Corp.
28.   Olympia & York FCA Inc.
29.   O&Y FEC Corp.
30.   O&Y FEC Corp. Venture
31.   Federal Center Associates
32.   O&Y Financial Company
33.   Financial Plaza Trust
34.   O&Y Fiscal Corporation
35.   Olympia & York Florida Equity Corp.
36.   Forum Properties Corp.
37.   Olympia & York Fountain Plaza Company
38.   Olympia & York Grampian Corp.
39.   Hartford Park Associates
40.   Olympia & York Homes Corporation
41.   O&Y Hope Street, Inc.
42.   O&Y I/S Guide Inc.
43.   Izzard Corp.
44.   Olympia & York Jefferson Street Company
45.   Olympia & York KOIN Center Company

46.   O&Y Liberty Plaza Company
47.   Olympia & York Maiden Lane Company
48.   Olympia & York Maiden Lane Finance Corp.
49.   O&Y Maintenance Corp.
50.   O&Y Management Corp.
51.   Olympia & York Mass. Investment Corp.
52.   Olympia & York Massachusetts Financial Company
53.   Miami Center Joint Venture
54.   NH Corp.
55.   O&Y NY Building Corp.
56.   O&Y OCP Corp.
57.   Olympia & York OLP Company
58.   Olympia/Roberts Company
59.   Olympia Centre Holding Company, L.P.
60.   One Commercial Plaza (Unnamed Co-Tenancy)
61.   One Financial Plaza (Unnamed Joint Venture)
62.   Orion Limited Partnership
63.   OYCI Video, Inc.
64.   Pennland Properties Corp.
65.   Perkins Realty Trust
66.   O&Y Plaza Corp.
67.   Olympia & York Properties (Portland) Company
68.   Olympia & York Real Estate (USA) Inc.
69.   Olympia & York Realty Corp.
70.   Olympia & York Residential Corp.
71.   O&Y REUSA TALP Subsidiary Corp.
72.   Senior Associates
73.   Olympia & York SF Holdings Corporation
74.   South Brunswick Industrial Properties Limited
      Partnership
75.   Brunswash Development Corporation
76.   Olympia (U.S.) Development Subsidiary Corp.
77.   Olympia & York Southeast Equity Corp.
78.   Olympia & York State Limited Partnership
79.   Olympia & York State Street Company
80.   SYR Mall Corp.
81.   O&Y Tower A Holding Company
82.   O&Y Tower A Limited Partnership
83.   Olympia & York Tower B Company
84.   O&Y Tower B Holding Company I
85.   Olympia & York Tower B Lease Company
86.   O&Y Tower D Holding Company I
87.   O&Y Tower D Holding Company II
88.   Trinity Place Company
89.   O&Y (U.S.) Development Canada Ltd.
90.   O&Y (U.S.) Development Company, L.P
91.   O&Y (U.S.) Development General Partner Corp.
92.   O&Y (U.S.) Financial Company
93.   O&Y Venture Corp.
94.   Olympia & York Water Street Company

95.   West 31st Street Associates
96.   O&Y WFC Maintenance Corp.
97.   Olympia & York WFC Retail Company
98.   WFC Tower A Company
99.   O&Y WFC Tower Corp.
100.  WFC Tower D Company
101.  Olympia & York World Financial Center Finance Corp.
102.  O&Y YBG Corp.
103.  O&Y YBG L.P.
104.  Yerba Buena Gardens, L.P.
105.  York Venture Co.
106.  2 Broadway Associates
107.  2 Broadway Land Company
108.  O&Y 7 Hanover Leasing Company, L.P.
109.  O&Y 53 Finance Corp.
110.  53 Holding Company, L.P.
111.  53 State Street Corp.
112.  O&Y 55 WS Lease Co., L.P.
113.  60 Broad Street Management Corp.
114.  125 Broad Street Company
115.  O&Y 233 Park South Company, L.P.
116.  237 Park Avenue Associates, L.L.C.
117.  O&Y 245 Corp.
118.  Olympia & York 245 Lease Company
119.  245 Park Avenue Company
120.  Olympia & York 245 Park Avenue Holding Company, L.P.
121.  Olympia & York 320 G.O.T. Company
122.  Olympia & York 320 Park Company
123.  O&Y 320 Park Corp.
124.  1290 Associates, L.L.C.
125.  1999 Bryan Street Ltd.
126.  11601 Holding Corp.
127.  11601 Holdings, L.P.
128.  11601 Wilshire Associates

                                                                  EXHIBIT B


                                  RELEASE


            RELEASE, made as of November 21, 1996, by THE O&Y AFFILIATES SET FORTH ON SCHEDULE I ATTACHED HERETO, in favor of JMB/245 PARK AVENUE ASSOCIATES, LTD., an Illinois limited partnership (together with its successors and assigns, "JMB"), JMB 245 PARK AVENUE HOLDING COMPANY, LLC, a Delaware limited liability company (together with its successors and assigns, "JMB Partner") AND THE OTHER RELEASEES (as hereinafter defined).


                             R E C I T A L S:

            A. In furtherance of the consummation of the transactions contemplated in the Third Amended Joint Plan of Reorganization of Olympia & York Realty Corp., et al., Chapter 11 case number 92 B 42698 (JLG) (jointly administered), dated as of September 12, 1996 and confirmed by the United States Bankruptcy Court for the Southern District of New York on September 20, 1996 (as such Plan may be amended from time to time, the "Plan"), World Financial Properties, L.P., a Delaware limited partnership (the "Partnership"), has been formed pursuant to that certain amended and restated agreement of limited partnership, dated as of November 21, 1996 (the "WFP Partnership Agreement").

            B.    Pursuant to that certain JMB Transaction
Agreement (the "JMB Transaction Agreement"), dated as of
November 21, 1996, among JMB, JMB Partner, the Partnership, and certain other parties, the parties thereto have set forth certain agreements contemplated in the Plan.

            C. This instrument is being executed and delivered pursuant to the provisions Section 9 of the JMB Transaction
Agreement.


                            A G R E E M E N T:

            NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the O&Y
Affiliates hereby agree as follows:

            1. Release. The O&Y Affiliates hereby forever release and discharge (a) JMB and JMB Partner, (b) the respective successors, predecessors, assignors or assignees of any of the foregoing, in their capacity as such, (c) all current or former stockholders, partners or owners of any of the foregoing, in their capacity as such, and (d) all current and former officers, directors, trustees, employees, agents, attorneys, accountants, financial advisors, investment bankers, appraisers, advisors and engineers of any of the foregoing, in their capacity as such (collectively, the "Releasees"), in each case of and from any and all claims or demands of whatsoever nature relating to the property known as 245 Park Avenue, New York, New York, or to the partnership known as 245 Park Avenue Company, including, without limiting the generality of the foregoing, any and all manner of actions, causes of action, suits, debts, dues, sums of money, accounts, contracts, claims, third-party claims, cross-claims, counter-claims, demands, agreements, controversies, judgments, damages, liabilities, promises, variances, reckonings, bonds, bills, specialities, covenants, liens, encumbrances, trespasses, leases, subordinations, security interests, duties and obligations of any nature whatsoever, whether present or future, whether known or unknown, whether suspected or unsuspected, whether liquidated or unliquidated, whether matured or unmatured, whether direct, indirect, or derivative, whether fixed or contingent, whether secured or unsecured, and whether or not the same are based upon violation of any law or regulation, or otherwise in law, admiralty, equity, or bankruptcy, which any of the O&Y Affiliates or any heirs, administrators, executors, successors or assigns or anyone claiming in a derivative capacity from, through or under any of the O&Y Affiliates or any of the foregoing, ever jointly or individually had, now has or have, or hereafter can, shall or may have against any Releasee, for, on or by reason of any matter, cause or thing whatsoever relating to the property known as 245 Park Avenue, New York, New York, or to the partnership known as 245 Park Avenue Company; provided, however, that the foregoing provisions of this instrument shall not be construed to release or otherwise affect any Claims (as defined in the Plan) or interests in connection with the transactions contemplated by the Plan, including, without limitation, any rights of the undersigned under the Partnership Agreement or the JMB Transaction Agreement or the registration rights agreement dated as of November 20, 1996 and relating to certain interests, in the Partnership.

            2. Severability. In case any one or more of the provisions contained in this instrument shall be found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, and this instrument shall continue in full force and effect in accordance with its remaining terms.

            3. Governing Law. This instrument shall be governed by and construed and enforced in accordance with, the laws of the State of New York without regard for principles of conflicts of laws.

            4. Entire Agreement; Amendments. This instrument constitutes the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral, between the parties, and cannot be changed or modified unless in writing and signed by the parties hereto.

            5. Waiver. No term or provision hereof shall be deemed waived and no breach excused unless such waiver or consent shall be in writing and signed by the party claimed to have waived or consented.

            6. Headings. The headings used in this instrument are inserted as a matter of convenience and for reference purposes only, are of no binding effect, and in no respect define, limit or describe the scope of this instrument or the intent of this instrument.

            IN WITNESS WHEREOF, each of the undersigned has signed this instrument as set forth below to be effective as of the date first above written.

                                    [                               ]


                                    By: _____________________________
                                        Name:
                                        Title:

                                SCHEDULE I


               O&Y Affiliates means the following entities:

1.    Amland Properties Corp.
2.    Olympia & York and Andrews Associates Venture
3.    Baden Real Estate Corp.
4.    Brunswash Development Corporation
5.    Olympia & York Bryan Holding Company
6.    Cabot Estate Development Company
7.    Olympia & York Cherry Creek Company
8.    Chicago-Superior Associates
9.    Olympia & York Co., Inc.
10.   Olympia & York Colorado Development Corp.
11.   Olympia & York Communications, Inc.
12.   Olympia & York Companies (U.S.A.), Inc.
13.   O&Y Concord 60 Broad Street Company
14.   O&Y Construction Corp.
15.   Olympia & York Cypress Corp.
16.   O&Y Cypress Florida Inc.
17.   O&Y Dalland Corp.
18.   Olympia & York Denver Properties Corp.
19.   Devco - 11601-A, L.P.
20.   Devco - 11601-B, L.P.
21.   Dev GP 53 Holding Corp.
22.   O&Y Devcon, Inc.
23.   O&Y Development Holding Corp.
24.   Olympia & York Development (Seattle) Company
25.   O&Y Equity (Canada) Ltd.
26.   O&Y Equity Company, L.P.
27.   O&Y Equity General Partner Corp.
28.   Olympia & York FCA Inc.
29.   O&Y FEC Corp.
30.   O&Y FEC Corp. Venture
31.   Federal Center Associates
32.   O&Y Financial Company
33.   Financial Plaza Trust
34.   O&Y Fiscal Corporation
35.   Olympia & York Florida Equity Corp.
36.   Forum Properties Corp.
37.   Olympia & York Fountain Plaza Company
38.   Olympia & York Grampian Corp.
39.   Hartford Park Associates
40.   Olympia & York Homes Corporation
41.   O&Y Hope Street, Inc.
42.   O&Y I/S Guide Inc.
43.   Izzard Corp.
44.   Olympia & York Jefferson Street Company
45.   Olympia & York KOIN Center Company

46.   O&Y Liberty Plaza Company
47.   Olympia & York Maiden Lane Company
48.   Olympia & York Maiden Lane Finance Corp.
49.   O&Y Maintenance Corp.
50.   O&Y Management Corp.
51.   Olympia & York Mass. Investment Corp.
52.   Olympia & York Massachusetts Financial Company
53.   Miami Center Joint Venture
54.   NH Corp.
55.   O&Y NY Building Corp.
56.   O&Y OCP Corp.
57.   Olympia & York OLP Company
58.   Olympia/Roberts Company
59.   Olympia Centre Holding Company, L.P.
60.   One Commercial Plaza (Unnamed Co-Tenancy)
61.   One Financial Plaza (Unnamed Joint Venture)
62.   Orion Limited Partnership
63.   OYCI Video, Inc.
64.   Pennland Properties Corp.
65.   Perkins Realty Trust
66.   O&Y Plaza Corp.
67.   Olympia & York Properties (Portland) Company
68.   Olympia & York Real Estate (USA) Inc.
69.   Olympia & York Realty Corp.
70.   Olympia & York Residential Corp.
71.   O&Y REUSA TALP Subsidiary Corp.
72.   Senior Associates
73.   Olympia & York SF Holdings Corporation
74.   South Brunswick Industrial Properties Limited
      Partnership
75.   Brunswash Development Corporation
76.   Olympia (U.S.) Development Subsidiary Corp.
77.   Olympia & York Southeast Equity Corp.
78.   Olympia & York State Limited Partnership
79.   Olympia & York State Street Company
80.   SYR Mall Corp.
81.   O&Y Tower A Holding Company
82.   O&Y Tower A Limited Partnership
83.   Olympia & York Tower B Company
84.   O&Y Tower B Holding Company I
85.   Olympia & York Tower B Lease Company
86.   O&Y Tower D Holding Company I
87.   O&Y Tower D Holding Company II
88.   Trinity Place Company
89.   O&Y (U.S.) Development Canada Ltd.
90.   O&Y (U.S.) Development Company, L.P.
91.   O&Y (U.S.) Development General Partner Corp.
92.   O&Y (U.S.) Financial Company
93.   O&Y Venture Corp.
94.   Olympia & York Water Street Company

95.   West 31st Street Associates
96.   O&Y WFC Maintenance Corp.
97.   Olympia & York WFC Retail Company
98.   WFC Tower A Company
99.   O&Y WFC Tower Corp.
100.  WFC Tower D Company
101.  Olympia & York World Financial Center Finance Corp.
102.  O&Y YBG Corp.
103.  O&Y YBG L.P.
104.  Yerba Buena Gardens, L.P.
105.  York Venture Co.
106.  2 Broadway Associates
107.  2 Broadway Land Company
108.  O&Y 7 Hanover Leasing Company, L.P.
109.  O&Y 53 Finance Corp.
110.  53 Holding Company, L.P.
111.  53 State Street Corp.
112.  O&Y 55 WS Lease Co., L.P.
113.  60 Broad Street Management Corp.
114.  125 Broad Street Company
115.  O&Y 233 Park South Company, L.P.
116.  237 Park Avenue Associates, L.L.C.
117.  O&Y 245 Corp.
118.  Olympia & York 245 Lease Company
119.  245 Park Avenue Company
120.  Olympia & York 245 Park Avenue Holding Company, L.P.
121.  Olympia & York 320 G.O.T. Company
122.  Olympia & York 320 Park Company
123.  O&Y 320 Park Corp.
124.  1290 Associates, L.L.C.
125.  1999 Bryan Street Ltd.
126.  11601 Holding Corp.
127.  11601 Holdings, L.P.
128.  11601 Wilshire Associates